Promissory Note

Date:  June 26, 1998   Amount:  $17,500,000.00


Between                                and
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Bank:                                  Borrower:

NationsBank, N.A.                      Wise Partners, L.P.
101 South Tryon Street                 c/o Jonathan L. Steinberg
Charlotte, North Carolina  28255       1633 Broadway, 38th Floor
                                       New York, New York 10019
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FOR VALUE RECEIVED,  the  undersigned,  Wise Partners,  L.P., a Delaware limited partnership (the "Borrower"), unconditionally promises to pay to the order of Bank, its successors and assigns, without setoff, at its offices indicated at the beginning of this Note, or at such other place as may be designated in writing by Bank, the principal amount of Seventeen Million Five Hundred Thousand Dollars ($17,500,000.00), or, if less, the aggregate principal amount of the outstanding Loans (as defined in the Loan Agreement hereinafter referred to) made by Bank to Borrower pursuant to the Loan Agreement, together with interest on the outstanding principal balance hereunder, at an annual interest rate, and in accordance with the payment schedule, indicated below. Capitalized terms used herein without definition are used herein as defined in the Loan Agreement, dated as of the date hereof (the "Loan Agreement"), between Bank and Borrower.

RATE

The rate at which interest shall accrue hereunder (the "Rate") shall be equal to the sum of (i) Adjusted LIBOR for the applicable Interest Period plus (ii) the Applicable Margin. Notwithstanding the foregoing, after the occurrence and during the continuance of an Event of Default, the principal of and interest on each Loan and any other amounts owing hereunder or under the other Loan Documents shall bear interest at a rate per annum equal to the Prime Rate plus 4% (the "Default Rate").

Notwithstanding any provision of this Note, Bank does not intend to charge and Borrower shall not be required to pay any amount of interest or other charges in excess of the maximum permitted by the applicable law of the State of New York; or, if any higher rate ceiling is lawful, such higher rate ceiling. Any payment in excess of such maximum shall be refunded to Borrower or credited against principal, at the option of Bank.

ACCRUAL METHOD

Unless otherwise indicated, interest at the Rate set forth above will be calculated based on a year of 360 days for the actual number of days for which any principal is outstanding hereunder.




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PAYMENT SCHEDULE

All payments received hereunder shall be applied first to the payment of any expense or charges payable hereunder or under any other Loan Documents, then to interest due and payable, with the balance applied to principal, or in such other order as Bank shall determine at its option.

Subject to Section II.C. of the Loan Agreement in effect as of the Closing Date, interest accrued on all amounts outstanding hereunder shall be paid on the last Business Day of each Interest Period. All unpaid principal and all accrued and unpaid interest thereon shall be paid in full on the Termination Date.

Borrower represents to Bank that the proceeds of the Loans are to be used for business and commercial purposes and such other purposes as may be approved by Bank. Borrower acknowledges having read and understood, and agrees to be bound by, all terms and conditions of this Note, including the Additional Terms and Conditions set forth below.

FINAL AGREEMENT

THIS WRITTEN PROMISSORY NOTE AND THE LOAN DOCUMENTS CONSTITUTE THE ENTIRE AND FINAL AGREEMENT BETWEEN THE PARTIES, AND SUPERSEDE ALL PRIOR WRITTEN AGREEMENTS AND ALL PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES REGARDING ALL ISSUES ADDRESSED IN THOSE LOAN DOCUMENTS.

Borrower:

WISE PARTNERS, L.P.


By:_________________________________
      Name:  Jonathan L. Steinberg
      Title:  General Partner




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ADDITIONAL TERMS AND CONDITIONS

1. Waivers, Consents and Covenants. Borrower and each Guarantor (individually an "Obligor" and collectively "Obligors") and each of them jointly and severally:
(a) waive presentment, demand, protest, notice of demand, notice of intent to accelerate, notice of acceleration of maturity, notice of protest, notice of nonpayment, notice of dishonor, and any other notice (except to the extent provided in Section 4 or Section 5 hereof, Section 7.A. (ii) or Section 8.D. of the Pledge Agreement or Section 2(b), Section 12 or Section 13 of each Guaranty or any other notice required under any Loan Document which may not be waived under applicable law) required to be given under law to any Obligor in connection with the delivery, acceptance, performance, default or enforcement of this Note; (b) consent to all delays of this Note or the Loan Documents, or (subject to the provisions of Section X.C. of the Loan Agreement) extensions, renewals or waivers of any term hereof or of the Loan Documents, or release or discharge by Bank of any of the Obligors or release, substitution or exchange of any security for the payment hereof, or the failure to act on the part of Bank, or any indulgence shown by Bank from time to time and in one or more instances (without notice to or further assent from any of the Obligors) and agree that no such action, failure to act or failure to exercise any right or remedy by Bank shall in any way affect or impair the obligations of any Obligor or be construed as a waiver by Bank of, or otherwise affect, any of Bank's rights under this Note or under any of the Loan Documents; and (c) agree to pay, within 15 days of presentation by Bank to each Obligor of an itemized statement, all reasonable costs and expenses of collection of this Note or of any Loan Document and/or the enforcement of Bank's rights with respect to, or the administration, supervision, preservation, protection of, or realization upon, any Collateral securing payment hereof, including, without limitation, reasonable attorney's fees, including reasonable fees related to any suit, mediation or arbitration proceeding, out of court payment agreement, trial, appeal, bankruptcy proceeding or other proceeding.

2. Prepayments. Subject to the provisions of the Loan Agreement, prepayments of any amounts outstanding hereunder may be made, in whole or in part, at any time.

3. Delinquency Charges. To the extent permitted by applicable law, Bank may impose a delinquency charge on any payment hereunder that is past due for more than thirty (30) days in an amount not to exceed four percent (4%) of such past due payment.

4. Events of Default. The following events are events of default (each an "Event of Default"): (a) the failure of any Obligor to pay the principal amount hereof when such payment is due under this Note or the failure of any Obligor to perform any other payment obligation under this Note or any other Loan Document within five (5) days of the date the same is due; (b) the failure of any Obligor to observe or perform any covenant or agreement contained in any Loan Document on the date such observance or performance is required and, in the case of any such covenant or agreement, other than those specified in Section II.E. or
Section VI.A. of the Loan Agreement, five days shall have elapsed following the Bank's notice to such Obligor of such failure; (c) the failure of the Borrower to pay or perform any other Indebtedness in an amount in excess of $1,000,000 or the failure of Saul P. Steinberg to pay or perform any other Indebtedness in an amount in excess of $5,000,000 and, at any time during the period when such failure of Saul P. Steinberg continues, the outstanding Loans equals or exceeds an amount equal to the Margin Maintenance Limit; (d) a period of thirty (30) days shall have elapsed following the death of any Obligor; (e) the commencement of a proceeding against the Borrower for dissolution or liquidation which is not dismissed within sixty (60) days, the voluntary or involuntary termination or dissolution of the Borrower or the merger or consolidation of the Borrower with or into another entity; (f) the insolvency of, the business failure of, the appointment of a custodian, trustee, liquidator or receiver for or for any of the property of, the Borrower, or the assignment for the benefit of creditors by, or the filing of a petition under bankruptcy, insolvency or debtor's relief law or the filing of a petition for any adjustment of Indebtedness, composition or extension by or against any Obligor and the same is not dismissed within





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sixty  (60)  days;  (g) the  determination  by Bank that any  representation  or warranty made to Bank by any Obligor in this Note or any other Loan Document or otherwise is or was, when made, untrue in any material respect or materially misleading; (h) the entry of a final judgment against the Borrower with respect to an amount in excess of $1,000,000 which is not fully satisfied or discharged within sixty (60) days, or the entry of a final judgment against Saul P. Steinberg with respect to an amount in excess of $5,000,000 which is not fully satisfied or discharged within sixty (60) days and, at any time during the period when such judgment against Saul P. Steinberg remains not fully satisfied or discharged, the outstanding Loans equals or exceeds the Margin Maintenance Limit; or (i) the determination by Bank that a material adverse change has occurred in the financial condition of any Obligor.

5. Remedies upon Default. Upon the occurrence of an Event of Default, Bank may, by notice to Borrower, declare this Note, all interest thereon and all other amounts payable under this Note or any Loan Document to be forthwith due and payable, whereupon this Note, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by Borrower; and any obligation of Bank to permit further borrowings under this Note shall immediately cease and terminate. Notwithstanding the foregoing sentence, upon the occurrence of an Event of Default arising under Section 4(e) or Section 4(f) above as a result of the commencement of a proceeding under the United States Federal Bankruptcy Code with respect to any Obligor, this Note and all interest and all other amounts owing to Bank under the Loan Documents shall automatically become and be due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Obligor. The provisions hereunder for a Default Rate shall not be deemed to extend the time for any payment hereunder or to constitute a "grace period" giving the Obligors a right to cure any default. At Bank's option, if permitted by applicable law, any accrued and unpaid interest, fees or charges may, for purposes of computing and accruing interest on a daily basis after the due date of this Note or any installment thereof, be deemed to be a part of the principal balance, and interest shall accrue on a daily compounded basis after such date at the rate provided in this Note until the entire outstanding balance of principal and interest is paid in full. Upon the occurrence and during the continuance of an Event of Default, Bank is hereby authorized, upon notice to Borrower and after demanding payment from Guarantors pursuant to the terms of the Guaranties, to charge any deposit accounts of any Obligor, as well as any money, instruments, securities, documents, chattel paper, credits, claims, demands, income and any other property, rights and interests of any Obligor which at any time shall come into the possession or custody or under the control of Bank or any of its agents, Affiliates or correspondents, to satisfy any and all obligations then due hereunder. Additionally, Bank shall have all rights and remedies available under each of the Loan Documents, as well as all rights and remedies available at law or in equity.

6. Non-waiver. Bank's failure, at any time, to exercise any of its options or any other rights hereunder shall not constitute a waiver thereof, nor shall it be a bar to the exercise of any of its options or rights at a later date. All rights and remedies of Bank shall be cumulative and may be pursued singly, successively or together, at the option of Bank. The acceptance by Bank of any partial payment shall not constitute a waiver of any default or of any of Bank's rights under this Note. No waiver of any of its rights hereunder, and no modification or amendment of this Note, shall be deemed to be made by Bank unless the same shall be in writing, duly signed on behalf of Bank; and each such waiver shall apply only with respect to the specific instance involved, and shall in no way impair the rights of Bank or the obligations of Obligor to Bank in any other respect at any other time.

7. Applicable Law, Venue and Jurisdiction. This Note and the rights and obligations of Borrower and Bank shall be governed by and interpreted in accordance with the laws of the State of New York. In any litigation in connection with or to enforce this Note or any endorsement of this Note or any Loan Document, Obligors, and each of them, irrevocably consent to and confer personal jurisdiction on the courts of the State of New York or the United States located within the State of New York and expressly waive any objections as to venue in any such courts.



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                                                                           5




8. Partial Invalidity. The unenforceability or invalidity of any provision of this Note shall not affect the enforceability or validity of any other provision herein and the invalidity or unenforceability of any provision of this Note or of the Loan Documents to any person or circumstance shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

9. ARBITRATION. ANY CONTROVERSY OR CLAIM BETWEEN OR AMONG THE PARTIES HERETO RELATING TO THIS INSTRUMENT, AGREEMENT, DOCUMENT OR ANY RELATED INSTRUMENTS, AGREEMENTS OR DOCUMENTS, INCLUDING ANY CLAIM BASED ON OR ARISING FROM AN ALLEGED TORT, SHALL BE DETERMINED BY BINDING ARBITRATION IN ACCORDANCE WITH THE FEDERAL ARBITRATION ACT (OR IF NOT APPLICABLE, THE APPLICABLE STATE LAW), THE RULES OF PRACTICE AND PROCEDURE FOR THE ARBITRATION OF COMMERCIAL DISPUTES OF J.A.M.S./ENDISPUTE OR ANY SUCCESSOR THEREOF ("J.A.M.S."), AND THE "SPECIAL RULES" SET FORTH BELOW. IN THE EVENT OF ANY INCONSISTENCY, THE SPECIAL RULES SHALL CONTROL. JUDGMENT UPON ANY ARBITRATION AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. ANY PARTY TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT MAY BRING AN ACTION, INCLUDING A SUMMARY OR EXPEDITED PROCEEDING, TO COMPEL ARBITRATION OF ANY CONTROVERSY OR CLAIM TO WHICH THIS AGREEMENT APPLIES IN ANY COURT HAVING JURISDICTION OVER SUCH ACTION.

         A. SPECIAL RULES. THE ARBITRATION SHALL BE CONDUCTED IN NEW YORK COUNTY AND ADMINISTERED BY J.A.M.S. WHO WILL APPOINT AN ARBITRATOR; IF J.A.M.S. IS UNABLE OR LEGALLY PRECLUDED FROM ADMINISTERING THE ARBITRATION, THEN THE AMERICAN ARBITRATION ASSOCIATION WILL SERVE. ALL ARBITRATION HEARINGS WILL BE COMMENCED WITHIN 90 DAYS OF THE DEMAND FOR ARBITRATION; FURTHER, THE ARBITRATOR SHALL ONLY, UPON A SHOWING OF CAUSE, BE PERMITTED TO EXTEND THE COMMENCEMENT OF SUCH HEARING FOR UP TO AN ADDITIONAL 60 DAYS.

         B. RESERVATION OF RIGHTS. NOTHING IN THIS ARBITRATION PROVISION SHALL BE DEEMED TO (I) LIMIT THE APPLICABILITY OF ANY OTHERWISE APPLICABLE STATUTES OF LIMITATION OR REPOSE AND ANY WAIVERS CONTAINED IN THIS INSTRUMENT, AGREEMENT OR DOCUMENT; OR (II) BE A WAIVER BY THE BANK OF THE PROTECTION AFFORDED TO IT BY 12 U.S.C. ss. 91 OR ANY SUBSTANTIALLY EQUIVALENT STATE LAW; OR (III) LIMIT THE RIGHT OF THE BANK HERETO (A) TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY COLLATERAL, OR (B) TO OBTAIN FROM A COURT PROVISIONAL OR ANCILLARY REMEDIES SUCH AS (BUT NOT LIMITED TO) INJUNCTIVE RELIEF, WRIT OF POSSESSION OR THE APPOINTMENT OF A RECEIVER. THE BANK MAY EXERCISE FORECLOSURE UPON SUCH PROPERTY, OR OBTAIN SUCH PROVISIONAL OR ANCILLARY REMEDIES BEFORE, DURING OR AFTER THE PENDENCY OF ANY ARBITRATION PROCEEDING BROUGHT PURSUANT TO THIS INSTRUMENT, AGREEMENT OR DOCUMENT. THE INSTITUTION OR MAINTENANCE OF AN ACTION FOR FORECLOSURE OR PROVISIONAL OR ANCILLARY REMEDIES SHALL NOT CONSTITUTE A WAIVER OF THE RIGHT OF ANY PARTY, INCLUDING THE CLAIMANT IN ANY SUCH ACTION, TO ARBITRATE THE MERITS OF THE CONTROVERSY OR CLAIM OCCASIONING RESORT TO SUCH REMEDIES.

10. Binding Effect. This Note shall be binding upon the Bank, the Borrower and Obligors and their respective heirs, representatives, estates, successors and





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assigns and shall inure to the benefit of Bank and its  successors  and assigns, provided, however, that no obligations of Borrower or any Obligor hereunder can be assigned without prior written consent of Bank and no rights or obligations of Bank hereunder can be assigned (except by operation of law or upon any merger, consolidation or reorganization of the Bank) without prior written consent of Obligors.

11. Controlling Document. To the extent that this Note conflicts with or is in any way incompatible with the provisions of any other Loan Document, this Note shall control over such other document unless this Note does not address an issue, in which case the terms of any Loan Document addressing such issue shall govern.





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                                                                            7



                         SCHEDULE OF LOANS AND PAYMENTS


                  This Note evidences the Loans made under the within-described Loan Agreement to the Borrower, on the date and in the principal amount set forth below, subject to the payments and prepayments of principal set forth below:



                           Principal                       Unpaid
Date       Amount of       Interest        Amount         Principal    Notation
Made         Loan          Rate         Paid or Prepaid     Amount      Made by
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